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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
ANIKA THERAPEUTICS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ANIKA THERAPEUTICS, INC.
160 NEW BOSTON STREET
WOBURN, MASSACHUSETTS 01801

Notice of Annual Meeting of Stockholders to
be Held on Wednesday, June 4, 2003

The 2003 Annual Meeting of Stockholders of Anika Therapeutics, Inc., a Massachusetts corporation, will be held at the offices of Goodwin Procter LLP, 53 State Street, Boston, Massachusetts 02109 on Wednesday, June 4, 2003, at 10:00 a.m. local time for the following purposes:

  1.
  To elect two (2) Class I directors, each to serve until the 2006 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified;

  2.
  To approve the Anika Therapeutics, Inc. 2003 Stock Option and Incentive Plan authorizing the issuance of up to 1,500,000 shares of Common Stock; and

  3.
  To consider and act upon any other matters that may properly come before the Annual Meeting or any adjournment or postponement thereof.

Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned or postponed.

The Board of Directors has fixed the close of business on April 11, 2003 as the record date for determining the stockholders entitled to receive notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. Only stockholders of record of our common stock, par value $.01 per share, at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof.

You are requested to fill in and sign the enclosed form of proxy, which is being solicited by the Board of Directors, and to mail it promptly in the enclosed postage prepaid envelope. Regardless of the number of shares you own, your vote is important. Any proxy may be revoked by delivery of a later dated proxy. Stockholders of record who attend the Annual Meeting may vote in person, even if they have delivered a signed proxy.

                      By Order of the Board of Directors,

                      William J. Knight, Clerk

Woburn, Massachusetts
April 30, 2003

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY.

ANIKA THERAPEUTICS, INC.
160 NEW BOSTON STREET
WOBURN, MASSACHUSETTS 01801

Proxy Statement for the Annual Meeting of Stockholders
To Be Held on Wednesday, June 4, 2003

April 30, 2003

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Anika Therapeutics, Inc., a Massachusetts corporation, for use at the 2003 Annual Meeting of Stockholders to be held at the offices of Goodwin Procter LLP, 53 State Street, Boston, Massachusetts 02109 on Wednesday, June 4, 2003, at 10:00 a.m. local time and at any adjournment or postponement thereof. At the Annual Meeting, the stockholders will be asked to consider and vote upon the following matters:

  1.
  The election of two (2) Class I directors, each to serve until the 2006 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified;

  2.
  The approval of the Anika Therapeutics, Inc. 2003 Stock Option and Incentive Plan (the "2003 Stock Option Plan") authorizing the issuance of up to 1,500,000 shares of Common Stock; and

  3.
  Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

This proxy statement, the accompanying notice of annual meeting, the form of proxy and Anika Therapeutics' Annual Report are first being sent to stockholders on or about April 30, 2003. Our Annual Report, however, is not a part of the proxy solicitation material. The Board of Directors has fixed the close of business on April 11, 2003 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only stockholders of record of our common stock, par value $.01 per share, at the close of business on the record date will be entitled to notice of and to vote at the Annual Meeting. As of the record date, there were 9,941,780 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Holders of Common Stock as of the close of business on the record date will be entitled to one vote per share.

All properly authorized proxies received and not revoked prior to or at the Annual Meeting will be voted in accordance with the stockholders' instructions. If no choice is specified, properly executed proxies will be voted "FOR" the election of the nominees for Director listed in this proxy statement and "FOR" the approval of the 2003 Stock Option Plan. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders. A stockholder may revoke a proxy at any time before its exercise by delivery of written revocation or a subsequently dated proxy to the Clerk of Anika Therapeutics or by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy.

The presence, in person or by proxy, of holders of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Shares held of record by stockholders or their nominees who do not return a signed and dated proxy or attend the Annual Meeting in person will not be considered present or represented at the Annual Meeting and will not be counted in determining the presence of a quorum. Proxies withholding authority or marked as abstaining from a particular matter will be treated as present for purposes of determining whether a quorum is present for the Annual Meeting, but will not be counted as voting on any proposal for which authority is withheld or an abstention is indicated. If your Common Stock is held by a broker, bank or other nominee (i.e., in "street name") and you fail to give instructions as to how you want your shares voted (a "non-vote"), the broker, bank or other nominee may in certain circumstances, but is not required to, vote the shares in their own discretion; however, in certain circumstances a broker will not be permitted to vote such shares in its own discretion and, in particular, such prohibition will apply with respect to the proposal to approve the 2003 Stock Option Plan. Proxies returned by brokers as "non-votes" on behalf of shares held in street name will be counted only for the purpose of determining the presence or absence of a quorum for the transaction of business. Any shares not voted (whether by abstention, broker non-vote or otherwise) will have no impact on the proposal to approve the 2003 Stock Option Plan or the election of Directors, except to the extent that the failure to vote for an individual in the election of Directors results in another individual receiving a larger percentage of votes.

The election of Directors will be determined by a plurality of the votes cast if a quorum is present. In a plurality election, votes may only be cast in favor of or withheld from each proposal; votes that are withheld will be excluded entirely from the vote and will have no effect. This means that the two persons receiving the highest number of "FOR" votes will be elected as directors.

The affirmative vote of the holders of a majority of shares of Common Stock, present or represented at the Annual Meeting and voting on the matter is required to approve the 2003 Stock Option Plan. This means that the number of votes cast in favor of the proposal must exceed the number of votes cast against it. Stockholders may vote "FOR" or "AGAINST" the proposal, or may indicate they may wish to "ABSTAIN" from voting. Abstentions will be excluded entirely from the vote and will have no effect on the outcome of the vote. Non-votes will also have no effect on the outcome of the approval of the 2003 Stock Option Plan.

PROPOSAL 1
ELECTION OF DIRECTORS

Our Board of Directors is currently comprised of six directors and is divided into three classes: Class I, Class II and Class III. Each class of directors serves for a three-year term with one class of directors being elected by our stockholders at each annual meeting.

Drs. Bower and Davidson serve as Class I Directors with a term of office expiring at the 2003 Annual Meeting. Mr. McKay and Dr. Sadow serve as Class II Directors with a term of office expiring at the 2004 Annual Meeting. Mr. Wheeler and Dr. Sherwood serve as Class III Directors with a term of office expiring at the 2005 Annual Meeting.

Drs. Bower and Davidson are our Board of Directors' nominees for election to the Board of Directors at the Annual Meeting. The Class I Directors will be elected to hold office until the 2006 Annual Meeting and until their successors are duly elected and qualified. Unless otherwise instructed, the persons named in the accompanying proxy will vote, as permitted by the Amended and Restated By-laws of Anika Therapeutics, to elect Drs. Bower and Davidson as Class I Directors.

The election of a director requires the affirmative vote of a plurality of votes cast by the holders of Common Stock entitled to vote on the matter. In a plurality election, votes may only be cast in favor of or withheld from each proposal; votes that are withheld will be excluded entirely from the vote and will have no effect. This means that the two persons receiving the highest number of "FOR" votes will be elected as directors.

If any of the Class I Directors become unavailable or declines to serve, the persons acting under the accompanying proxy may vote the proxy for the election of a substitute in their discretion. There are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITS NOMINEES.

The following table sets forth the name of each Director, including the nominees for Class I Director, his age and the year in which he became a Director of Anika Therapeutics.

Director Name	Age	Director Since
Class I Directors:
Joseph L. Bower	64	1993
Eugene A. Davidson, Ph.D.	72	1993
Class II Directors:
Samuel F. McKay	63	1995
Harvey S. Sadow, Ph.D.	80	1995
Class III Director:
Steven E. Wheeler	56	1993
Charles H. Sherwood, Ph.D.	56	2002

Dr. Bower joined the Board of Directors of Anika Therapeutics in February 1993. He has held various positions at the Harvard Business School since 1963, where he was named Professor of Business Administration in 1972 and Donald Kirk David Professor of Business Administration in 1986. He has served as Chairman of the Doctoral Programs, Director of Research, Senior Associate Dean for External Relations, Chair of the General Management Area and is currently Chair of the General Manager Program. Dr. Bower received an A.B. from Harvard University and an M.B.A. and a D.B.A. from the Harvard Business School. He is a director of Brown Shoe Company, Inc., ML Lee Fund II, New America High Income Fund, Sonesta International Hotels Corporation, Loews Corporation, and TH Lee Putnam EOP.

Dr. Davidson joined the Board of Directors of Anika Therapeutics in February 1993. He has been the Chairman of the Department of Biochemistry and Molecular Biology at Georgetown University Medical School since April 1988. Prior to this position, he was the Chairman of the Department of Biological Chemistry at the Milton S. Hershey Medical Center of the Pennsylvania State University from October 1967 to April 1988. Dr. Davidson also served as Associate Dean for Education at the Milton S. Hershey Medical Center from November 1975 to January 1987. Dr. Davidson received a B.S. in Chemistry from the University of California, Los Angeles, and a Ph.D. in Biochemistry from Columbia University.

Mr. McKay joined the Board of Directors of Anika Therapeutics in May 1995. He is currently a general partner of Axiom Venture Partners Limited Partnership, a venture capital firm, and the Chief Executive Officer of Axiom Venture Associates. Prior to Axiom, Mr. McKay was Director of Venture Capital Investments at Connecticut General Insurance Company and a scientist at the Avco-Everett Research Laboratory. Mr. McKay is also a director of Open Solutions, Inc. and Sabre Communications, Inc. Mr. McKay received a B.S. in Physics from the University of New Hampshire and an M.B.A. from the Whittemore School of Business at the University of New Hampshire.

Dr. Sadow joined the Board of Directors of Anika Therapeutics in December 1995. He was formerly Chairman of Cholestech Corp. and a director of Rosetta Inpharmatics, Inc. and previously served as Chairman of the Board of Directors of Trega Biosciences, Inc. Dr. Sadow currently serves as Senior Advisor to the management of Genaissance Pharmaceuticals, Inc. From 1971 through 1992, Dr. Sadow served as President and Chief Executive Officer, Director and later, Chairman of the Board of Boehringer Ingelheim Corporation. He was also a member of the Board of Directors of the Pharmaceutical Manufacturers Association, Chairman of the Pharmaceutical Manufacturers Association Foundation and past president of the Connecticut Academy of Science and Engineering. Dr. Sadow received a B.S. from the Virginia Military Institute, an M.S. from the University of Kansas and a Ph.D. from the University of Connecticut.

Mr. Wheeler joined the Board of Directors of Anika Therapeutics in February 1993. He is currently the President of Wheeler & Co., LLC, a private investment firm. He is also currently a director of Bariston Partners, LLC, a private equity investment firm, Pingtone Communications, Inc. and The 81 Beacon Street Corporation. Between 1993 and February 1996, he was Managing Director and a director of Copley Real Estate Advisors and President, Chief Executive Officer and a director of Copley Properties, Inc., a publicly traded real estate investment trust. He was the Chairman and Chief Executive Officer of Hancock Realty Investors, which manages an equity real estate portfolio, from 1991 to February 1993. Prior to this position, he was an Executive Vice President of Bank of New England Corporation from 1990 to 1991. Mr. Wheeler received a B.S. in Engineering from the University of Virginia, an M.S. in Nuclear Engineering from the University of Michigan and an M.B.A. from the Harvard Business School.

Dr. Sherwood was appointed Chief Executive Officer of Anika Therapeutics in March 2002. Dr. Sherwood has served as President since June 2001. Dr. Sherwood previously served as Anika Therapeutics' Chief Operating Officer beginning in June 2001, Vice President of Research and Development beginning in April 2000 and Vice President of Process Development and Engineering beginning in April 1998. He served as a consultant to Anika Therapeutics from January 1998 to April 1998. From 1995 to 1997, he was Senior Director, Medical Device Research and Development for Chiron Vision. In April 1995 Chiron Vision acquired IOLAB Corporation, a division of Johnson & Johnson where he had been Executive Director of Research and Development from 1993 to 1995, Director of Materials Characterization from 1989 to 1993 and Manager/Section Head from 1982 to 1989. Dr. Sherwood was also a part-time faculty member in the Department of Chemistry at the California State Polytechnic University, Pomona, California from 1984 to 1987. Dr. Sherwood received a B.S. in Chemical Engineering from Cornell University, and a M.S. and Ph.D. in Polymer Science and Engineering from the University of Massachusetts, Amherst. Dr. Sherwood also received a Certificate in Management from Claremont Graduate School.

Board and Committee Meetings

The Board of Directors selects nominees for the election of directors of Anika Therapeutics. The Board of Directors will consider a nominee recommended by a stockholder for election to the Board of Directors if such recommendation is presented on a timely basis in accordance with, and is accompanied by the information required by, our Amended and Restated By-laws and the Securities Exchange Act of 1934, as amended. We do not maintain a standing nominating committee. Our Board of Directors met 13 times during 2002. No director attended less than 75% of the aggregate of: (1) the total number of Board meetings and (2) the total number of meetings held by all committees on which such director served.

We have a standing Compensation Committee of the Board of Directors which makes recommendations to the Board regarding compensation issues with respect to our officers. The Compensation Committee grants stock options under our stock option plans. The current members of the Compensation Committee are Dr. Bower, Dr. Davidson, Mr. McKay and Mr. Wheeler. The Compensation Committee met two times during 2002.

We have a standing Audit Committee of the Board of Directors, which provides the opportunity for direct contact between our independent auditors and the Board. The current Audit Committee members are Dr. Bower and Messrs. McKay and Wheeler. The Audit Committee met seven times during 2002. The Audit Committee has the responsibility to make recommendations to the Board relative to the selection of our independent accountants, to confer with our independent accountants regarding the scope, method and result of the audit of our books and records and to report the same to the Board and to establish and monitor policy relative to non-audit services provided by the independent accountants in order to ensure their independence. The current members of the Audit

Committee are "independent" as that term is defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards.

AUDIT COMMITTEE REPORT

In accordance with its written charter adopted by the Board of Directors, the Audit Committee oversees on behalf of the Board the participation of management and the independent auditor in the financial reporting process of Anika Therapeutics. During fiscal year 2002, the Audit Committee met seven times.

The Audit Committee obtained from PricewaterhouseCoopers LLP, its independent auditors, the written disclosures and letter required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and discussed with PricewaterhouseCoopers LLP its independence from Anika Therapeutics and its management.

The Audit Committee has discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, "Communication with Audit Committees," as amended by the Statement on Auditing Standards No. 90, "Audit Committee Communications," and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements.

The Audit Committee reviewed the audited financial statements of Anika Therapeutics for the fiscal year ended December 31, 2002, with management and the independent auditors. Management has the responsibility for the preparation of Anika Therapeutics' financial statements and the independent auditors have the responsibility to examine those statements, to perform an independent audit of our financial statements in accordance with generally accepted auditing standards and to issue a report thereon.

Based upon the above-mentioned review and discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that Anika Therapeutics' audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2002 for filing with the Securities and Exchange Commission.

The Audit Committee of the Board of Directors

Samuel F. McKay, Chairperson	Joseph L. Bower	Steven E. Wheeler

THE FOREGOING REPORT SHOULD NOT BE DEEMED INCORPORATED BY REFERENCE INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT EXCEPT TO THE EXTENT THAT ANIKA THERAPEUTICS SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

Directors' Compensation

During 2002, each director who was not an employee of Anika Therapeutics received a director's fee of $10,000 and immediately exercisable options for 11,800 shares of Common Stock under the Anika Therapeutics, Inc. 1993 Stock Option Plan (the "1993 Stock Option Plan"). The number of stock options granted was valued at approximately $10,000 using the Black-Scholes method. In addition, each non-employee director was entitled to be paid $1,000 for each Board meeting or committee meeting attended in person or regular Board meetings attended telephonically and $500 for each special Board meeting or committee meeting attended telephonically. All non-employee directors are reimbursed for out-of-pocket expenses incurred in attending meetings of the Board of Directors and any committees thereof. Directors serving on committees of the Board receive no additional compensation for attending any committee meeting held in connection with a meeting of the Board.

Non-employee directors were also entitled to participate in our 1993 Director Stock Option Plan (the "Director Plan"). In accordance with the provisions of the Director Plan, the period during which options could be granted thereunder expired on April 26, 1998 (the "Termination Date"). Under the terms of the Director Plan, each non-employee director who was elected to the Board of Directors prior to the Termination Date was entitled to receive an option to purchase 4,500 shares of Common Stock. Each option granted under the Director Plan has an exercise price equal to the fair market value of Common Stock on the date of grant. The term of each option granted under the Director Plan is ten years, provided that, in general, an option may be exercised only while the director continues to serve as a director of Anika Therapeutics or within 90 days thereafter. The outstanding options granted under the Director Plan continue to be governed by the provisions of the Director Plan and any other instrument evidencing such options.

Executive Officers

The Board of Directors elects our executive officers annually at its meeting immediately following the annual meeting of stockholders. Such executive officers hold office until the next annual meeting unless they sooner resign or are removed from office. There are no family relationships between any of our directors or executive officers.

The following table lists the current executive officers of Anika Therapeutics and certain information concerning the executive officers of Anika Therapeutics who are not also directors. It is anticipated that each of these officers will be re-appointed by the Board of Directors following the Annual Meeting:

Name	Age	Position
Charles H. Sherwood, Ph.D.	56	President and Chief Executive Officer
William J. Knight	53	Chief Financial Officer, Treasurer and Clerk
Roger C. Stikeleather	53	Vice President—Sales and Marketing

Mr. Knight was appointed Chief Financial Officer, Treasurer and Clerk of Anika Therapeutics in July 2002. Mr. Knight most recently served as Chief Financial Officer of Zycos, Inc. of Lexington, Massachusetts, a privately held, venture-backed biotechnology company focused on DNA-based therapeutic products/research. From 1998 to 2000, Mr. Knight was Chief Financial Officer of NMT Medical, a developer and manufacturer of cardiovascular and neurological medical devices. From 1996 to 1998, Mr. Knight was Chief Financial Officer of medical device manufacturer Zoll Medical. For 14 years prior to joining Zoll, Mr. Knight was with Analytical Technology, Inc., a scientific instrumentation concern purchased by Thermo Electron Corporation in late 1995. Mr. Knight is a certified public accountant and began his career as an auditor with Grant Thornton. Mr. Knight holds a bachelor's degree in business administration from the University of Wisconsin.

Mr. Stikeleather was appointed Vice President—Sales and Marketing of Anika Therapeutics in March 2003. Mr. Stikeleather most recently served as Director of Product Development, Marketing and Sales at Therics, Inc., a biopharmaceutical company developing reconstructive products and pharmaceutical dosage forms from July 2001 to March 2003. Prior to establishing a consultancy business in 2000, Mr. Stikeleather was Executive Vice President, Chief Marketing and Sales Officer at Osteotech, Inc. a biotechnology company focused on the development and marketing of biomaterial and implant products for musculoskeletal surgery. Before joining Osteotech in 1989, he was with Johnson & Johnson's Patient Care Division since 1976, last serving as Director of Sales and Distribution and National Accounts, and Extended Care Products. Mr. Stikeleather holds a bachelor of science degree in business administration from the University of North Carolina, Chapel Hill.

Executive Compensation

Summary Compensation

The following table sets forth certain information concerning the compensation, for each of the periods indicated, of the individuals who have served as Anika Therapeutics' Chief Executive Officer and the four most highly compensated executive officers for the year ended December 31, 2002 (of which there was only one qualifying executive officer) other than the Chief Executive Officer, as well as two other highly compensated officers who were not serving as executive officers at the end of the past fiscal year, (the "Named Executive Officers") for the years ended December 31, 2002, 2001 and 2000.

Summary Compensation Table

					Long-Term Compensation
		Annual Compensation
Name and Principal Position	Fiscal Year				Securities Underlying Options (#)		All Other Compensation ($)(1)
		Salary ($)	Bonus ($)
Charles H. Sherwood President and Chief Executive Officer(8)	2002 2001 2000	$246,585 205,750 160,944	75,000 54,500 38,675	(4) (4) (4)	100,000 150,000 60,000	(2)(3)	$10,727 8,035 8,778
William J. Knight Chief Financial Officer, Treasurer and Clerk(9)	2002	78,577	18,000	(4)	75,000	(3)	3,975
Douglas R. Potter Former Chief Executive Officer, Chief Financial Officer, Treasurer and Clerk(10)	2002 2001 2000	111,333 203,696 121,182	— 54,500 37,300	(4) (4)(5)	— 150,000 105,000		4,442 8,067 38,429	(5)
Edward Ross, Jr. Former Vice President—Sales and Marketing(10)	2002 2001 2000	63,146 166,049 151,965	— 28,302 24,200	(4) (4)	— — 30,000		101,237 8,038 8,305	(6)
Robert E. Tellis Former Senior Vice President—Sales and Marketing(10)	2002	107,308	—		75,000	(3)	102,081	(7)

(1)
Unless otherwise noted, these amounts constitute group term life insurance premiums and matching contributions to Anika Therapeutics' Employee Savings and Retirement Plan.

(2)
Includes 25,000 options granted on March 21, 2002 and 75,000 options granted on April 11, 2002 in connection with Dr. Sherwood's promotion to Chief Executive Officer.

(3)
For additional information concerning these awards, see the table below under the caption "Option Grants in Last Fiscal Year."

(4)
Such amounts include any annual bonus and/or retention bonus.

(5)
Mr. Potter became an employee of Anika Therapeutics beginning in April 2000 and received a $10,000 signing bonus. Prior to becoming an employee, Mr. Potter was paid $33,710 for consulting services performed for Anika Therapeutics.

(6)
Also includes $15,966 of consulting fees earned after Mr. Ross' employment terminated in March 2002 and $83,025 of severance payments.

(7)
Also includes $70,000 for reimbursement of relocation expenses and $27,692 of severance payments.

(8)
Dr. Sherwood was appointed Chief Executive Officer as of April 2, 2002.

(9)
Mr. Knight joined Anika Therapeutics as Chief Financial Officer in July 2002.

(10)
As of October 25, 2002, Mr. Tellis was no longer employed by Anika Therapeutics. As of July 8, 2002, Mr. Potter was no longer employed by Anika Therapeutics. As of March 22, 2002, Mr. Ross was no longer employed by Anika Therapeutics.

OPTION GRANTS IN LAST FISCAL YEAR

The following table sets forth the number of shares underlying stock options granted during the fiscal year ended December 31, 2002 to the Named Executive Officers and certain other information regarding such stock options.

	Individual Grants
								Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(3)
		Percent of Total Options Granted to Employees in Fiscal Year(2)
	Number of Securities Underlying Option Granted(1)
				Exercise or Base Price ($/Sh)		Expiration Date
Name								5%($)		10%($)
Charles H. Sherwood	25,000 75,000	6.4 19.1	% %	$ $	1.05 1.16	3/21/2012 4/11/2012		$ $	16,508 54,714	$ $	41,836 138,656
William J. Knight	75,000	19.1%			$1.01	7/17/2012			$47,639		$120,726
Robert E. Tellis	75,000	19.1%			$1.06	3/25/2012	(4)		$49,997		$126,703

(1)
The exercisability of each option automatically accelerates upon a "Change in Control of the Company" (as defined in the 1993 Stock Option Plan, as amended). See "Report of the Compensation Committee of the Board of Directors on Executive Compensation" for more information regarding such grants.

(2)
A total of 393,400 options to purchase Common Stock of Anika Therapeutics were granted to our employees in the year ended December 31, 2002.

(3)
Represents the value of options granted at the end of the option terms if the price of our Common Stock were to appreciate annually by 5% and 10%, respectively, from the price at the date of grant. The 5% and 10% assumed rates of appreciation are required by the Securities and Exchange Commission and do not represent our estimate or projection of future prices of our Common Stock.

(4)
Such options terminated in full on October 25, 2002 in connection with the termination of Mr. Tellis' employment with Anika Therapeutics.

Option Exercises and Holdings

The following table sets forth certain information concerning exercises of stock options during the fiscal year ended December 31, 2002 by each of the Named Executive Officers and the number and value of options held by each of the Named Executive Officers on December 31, 2002.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Securities Underlying Unexercised Options at Fiscal Year End (#) Exercisable/ Unexercisable	Value of Unexercised In-the-Money Options at Fiscal Year End ($) Exercisable/ Unexercisable(1)
Charles H. Sherwood	0	$0	155,000/255,000	$0/$0
William J. Knight	0	0	0/75000	0/0
Douglas R. Potter	0	0	75,000/0	0/0
Edward Ross, Jr.	0	0	0/0	0/0

(1)
Based on the fair market value of the Common Stock on December 31, 2002 of $0.99 per share less the applicable option exercise price ranging from $1.01 to $7.625.

Report of the Compensation Committee of the Board of Directors on Executive Compensation

During 2002, the Compensation Committee of the Board consisted of Joseph L. Bower, Eugene A. Davidson, Samuel F. McKay and Steven E. Wheeler, each of whom was a non-employee director. The Compensation Committee approves Anika Therapeutics' compensation policies and procedures and establishes compensation levels for executive officers.

Compensation Policies for Executive Officers.    The Compensation Committee's executive compensation philosophy is:

  •
  to provide competitive levels of compensation that integrate pay with the individual executive's performance and Anika Therapeutics' annual and long-term performance goals;

  •
  to motivate key executives to achieve strategic business goals and reward them for their achievement;

  •
  to provide compensation opportunities and benefits that are comparable to those offered by other comparably-sized companies in the pharmaceutical and medical devices industry, thereby allowing Anika Therapeutics to attract, compete for and retain talented executives who are critical to Anika Therapeutics' long-term success; and

  •
  to align the interests of key executives with the long-term interests of stockholders and the enhancement of stockholder value through the granting of stock options.

The compensation of Anika Therapeutics' Chief Executive Officer and other executive officers is currently comprised of annual base salary, annual performance incentives in the form of cash bonuses and long-term performance incentives in the form of stock option grants, all designed to reward and retain executives over a period of years.

The Compensation Committee has determined that base salaries of executive officers should be set at levels that are competitive with those of executives of comparably-sized companies in the pharmaceutical and medical devices industry. In addition, the Compensation Committee believes that it is appropriate to reward performance through a combination of cash bonuses and stock option grants and to provide a competitive compensation package that will enable Anika Therapeutics to attract and retain the executives needed to achieve Anika Therapeutics' business goals. In determining base salaries and annual performance incentives, with the exception of the Chief Executive Officer, management presents recommendations to the Compensation Committee based upon certain goals for the performance of both Anika Therapeutics and the individual and the actual performance of both. With respect to the Chief Executive Officer, the Compensation Committee considered the factors discussed below to assess his performance and determine the appropriate amount of compensation.

Base Salary.    Base salaries for executive officers are targeted according to the salaries of employees holding similar offices and having similar responsibilities at comparably-sized companies within the pharmaceutical and medical device industry. Annual salary adjustments for executive officers are determined by evaluating the competitive marketplace, the performance of Anika Therapeutics, the performance of the executive officer and any change in the responsibilities assumed by the executive officer. Salary adjustments are normally determined and made on an annual basis.

Cash Bonuses.    Anika Therapeutics' executive officers, including its Chief Executive Officer, are also eligible to earn bonuses. Cash bonuses provide motivation toward and reward the accomplishment of annual corporate objectives and provide a competitive compensation package that will attract, reward and retain top-caliber individuals. The Compensation Committee considers the achievement of financial objectives, organizational development, business and technical development, and other factors in its discretion to determine the amounts of the bonuses. The Compensation Committee also may grant bonuses for executive retention purposes, taking into account, among other things, general industry practices.

Stock Option Grants.    Stock options are designed to:

  •
  attract and retain executives who can make significant contributions to Anika Therapeutics' success;

  •
  reward executives for such significant contributions;

  •
  give executives a long-term incentive to increase shareholder value; and

  •
  align the interests of Anika Therapeutics' senior executives with those of its stockholders.

In determining whether to grant stock options to executive officers, the Compensation Committee evaluates each officer's performance by examining criteria similar to that involved in fixing cash bonuses. Any such grants also reflect individual performance reviews. The Compensation Committee also may grant stock options for executive retention purposes, taking into account, among other things, general industry practices. Stock options generally have been granted with a ten-year term, vesting in varying installments up to four years after the date of grant, and at an exercise price not less than the fair market value of the Common Stock on the grant date.

In order to achieve the goals described above, on March 21, 2002 and April 11, 2002, the Compensation Committee granted Dr. Sherwood options to acquire 25,000 shares of Common Stock at an exercise price of $1.05 and options to acquire 75,000 shares of Common Stock at an exercise price of $1.16, respectively, each vesting in four equal annual installments.

Compensation of Chief Executive Officers.    Douglas R. Potter was appointed Chief Executive Officer by the Board of Directors in June 2001. His annualized salary upon such appointment was $230,000. Effective April 2, 2002, Dr. Sherwood was appointed Chief Executive Officer by the Board of Directors, in addition to his position of President, replacing Mr. Potter. Dr. Sherwood's annual salary was increased 8.7% to $250,000 upon such appointment. In determining the compensation for Dr. Sherwood, the Compensation Committee evaluated the achievement of corporate, individual and organizational objectives of the company for 2001 during which time Dr. Sherwood held the positions of President and Chief Operating Officer. In addition, the Compensation Committee reviewed information regarding the compensation paid to other Chief Executive Officers in comparably-sized, publicly traded companies in the pharmaceutical and medical devices industry.

Consistent with its goal of aligning management and shareholder interest, in March 2002, the Compensation Committee awarded Dr. Sherwood options to acquire up to 25,000 shares of Common

Stock at a price of $1.05 per share. In addition, upon appointment to the position of Chief Executive Officer, the Compensation Committee awarded Dr. Sherwood options to acquire up to 75,000 shares of Common Stock at a price of $1.16 per share.

In 2002, the Compensation Committee awarded Dr. Sherwood a cash bonus of $75,000 based on the achievement of the corporate, individual and organizational objectives of Anika Therapeutics for the year.

The Compensation Committee of the Board of Directors

Joseph L. Bower	Eugene A. Davidson	Samuel F. McKay	Steven E. Wheeler

THE FOREGOING REPORT SHOULD NOT BE DEEMED INCORPORATED BY REFERENCE INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT EXCEPT TO THE EXTENT THAT ANIKA THERAPEUTICS SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

Agreements with Named Executive Officers

Each of Dr. Sherwood, Mr. Knight and Mr. Stikeleather have entered into at-will employment relationships with us, the terms of which are evidenced by offer letters which were countersigned by each officer at the commencement of his employment. Under the offer letters, each of these officers was offered, in addition to his respective salary, a grant of stock options for 75,000 shares of Common Stock vesting in equal installments over four years, plus bonuses and benefits. If the employment of any of these officers is terminated without cause, the offer letter entitles each to severance in the amount of six months base salary and six months medical benefits. Dr. Sherwood and Mr. Knight are also parties to change in control, bonus and severance agreements dated July 8, 2002 and Mr. Stikeleather is party to a change in control, bonus and severance agreement dated March 17, 2003. Under these agreements, each of these officers is entitled to receive certain lump sum payments and other financial benefits in the event of a change in control (as defined in the agreement). In the event of a change in control, and if after such change of control their employment is terminated without cause (as defined in the agreement), each officer would likely receive an amount, including all periodic payments, in excess of $100,000.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee consists of Dr. Bower, Dr. Davidson, Mr. McKay and Mr. Wheeler. None of these individuals is or formerly was an officer or employee Anika Therapeutics.

Stock Performance Graph

Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on our Common Stock, based on the market price of our Common Stock with the total return of companies included within the NASDAQ Stock Market Index and a peer group of companies included within the NASDAQ Pharmaceutical Index for the period commencing on December 31, 1997 and ending on December 31, 2002. The calculation of total cumulative return assumes a $100 investment in the Anika Therapeutics' Common Stock, the NASDAQ Stock Market Index and the NASDAQ Pharmaceutical Index on December 31, 1997, and the reinvestment of all dividends, if any. The historical information set forth below is not necessarily indicative of future performance.

Stock Performance Graph

	Dec-97	Dec-98	Dec-99	Dec-00	Dec-01	Dec-02
NASDAQ Pharmaceutical Market	$100	$127	$239	$299	$254	$164
NASDAQ US Market	100	141	261	157	125	86
Anika Therapeutics	100	58	76	8	11	11

Beneficial Ownership of Common Stock

The following table sets forth the beneficial ownership of our Common Stock as of February 1, 2003, by:

  •
  each director;

  •
  each of the Named Executive Officers named in the Summary Compensation Table set forth under the caption "Executive Compensation;"

  •
  each other person which is known by us to beneficially own 5% or more of our Common Stock; and

  •
  all current directors and executive officers as a group.

Beneficial Owner	Number of Shares Beneficially Owned(1)		Percentage of Common Stock Outstanding(2)
Joseph L. Bower	122,476	(3)	1.2%
Eugene A. Davidson, Ph.D.	108,376	(3)	1.1%
Samuel F. McKay	910,106	(4)(5)	9.1%
Harvey S. Sadow, Ph.D.	59,896	(6)	*
Steven E. Wheeler	159,366	(3)	1.6%
Charles H. Sherwood, Ph.D.	169,385	(7)	1.7%
William J. Knight	—		*
Roger C. Stikeleather	—		*
Douglas R. Potter	75,000	(8)	*
Edward Ross, Jr.	2,143	(9)	*
Robert Tellis	611	(10)	*
All current directors and current executive officers as a group (8 persons)	1,529,605	(11)	14.6%
Other Principal Stockholders:
Axiom Venture Partners Limited Partnership City Place II—17th Floor 185 Asylum Street Hartford, CT 06103	845,710	(4)	8.5%
Federated Investors, Inc. Federated Investors Tower Pittsburgh, PA 15522	751,000	(12)	7.6%
Herbert H. Hastings and Euretta L. Hastings c/o Morrison & Foerster LLP 19900 MacArthur Blvd., 12th Floor Irvine, CA 92612-2445	615,000	(13)	6.2%
Eliot Rose Asset Management, LLC and Gary S. Siperstein 10 Weybosset Street Suite 401 Providence, RI 02903	540,360	(14)	5.4%

*
Indicates less than 1%.

(1)
The number of shares deemed beneficially owned includes shares of Common Stock beneficially owned as of February 1, 2003. The inclusion of any shares of stock deemed beneficially owned does not constitute an admission of beneficial ownership of those shares. Any reference below to shares subject to outstanding stock options held by the person in question refers to stock options that are exercisable within 60 days after February 1, 2003.

(2)
The number of shares deemed outstanding includes 9,934,280 shares of Common Stock outstanding as of February 1, 2003, plus any shares subject to outstanding stock options that were exercisable within 60 days of February 1, 2003, held by the person or persons in question.

(3)
This amount includes 83,896 shares subject to stock options that are exercisable on or before April 2, 2003.

(4)
Mr. McKay, Alan Mendelson and Martin Chanzit are the general partners of Axiom Venture Associates Limited Partnership, the general partner of Axiom Venture Partners Limited Partnership, and share voting and investment power with respect to such shares. Mr. McKay disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

(5)
This amount also includes 64,396 shares subject to stock options that are exercisable on or before April 2, 2003 held by Mr. McKay. The address of Mr. McKay is c/o Axiom Venture Partners, City Place II, 17th Floor, 185 Asylum Street, Hartford, Connecticut 06103.

(6)
This amount includes 58,896 shares subject to stock options that are exercisable on or before April 2, 2003.

(7)
This amount includes 885 shares allocated to Dr. Sherwood's account under the Anika Therapeutics Inc. Employee Savings and Retirement Plan (the "401(k) Plan") and 167,500 shares subject to stock options that are exercisable on or before April 2, 2003.

(8)
This amount includes 75,000 shares subject to stock options that are exercisable on or before April 2, 2003.

(9)
This amount includes shares allocated to Mr. Ross's account under the 401(k) Plan.

(10)
This amount includes shares allocated to Mr. Tellis' account under the 401(k) Plan.

(11)
This amount includes 885 shares in the aggregate allocated to the accounts of the executive officers under the 401(k) Plan and 542,480 shares subject to stock options that are exercisable on or before April 2, 2003.

(12)
Such information is provided based upon information contained in the Schedule 13G publicly filed by Federated Investors, Inc. on February 14, 2003.

(13)
Such information is provided based upon information contained in the Schedule 13G/A publicly filed by Mr. and Mrs. Hastings on February 6, 2003.

(14)
Such information is provided based upon information contained in the Schedule 13G Eliot Rose Asset Management, Inc. and Gary S. Siperstein on February 13, 2003.

Section 16(a) Beneficial Ownership Reporting Compliance

The Securities Exchange Act of 1934, as amended, (the "Exchange Act") requires that the Anika Therapeutics' officers and directors, and persons who own more than 10% of Anika Therapeutics' Common Stock file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission and NASDAQ. Officers, directors and persons who beneficially own more than 10% of Anika Therapeutics' Common Stock are also required to furnish us with a copy of all forms they file pursuant to Section 16(a) of the Exchange Act. Based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to us under Rule 16a-3(e) of the Exchange Act for the year period ended December 31, 2002, no officer, director or person who owns more than 10% of Anika Therapeutics' outstanding shares of Common Stock failed to file such reports on a timely basis.

Certain Relationships and Related Transactions

As of December 31, 2002, Anika Therapeutics had a loan outstanding to Charles H. Sherwood, Ph.D., the President and Chief Executive Officer and a Director of Anika Therapeutics, in the principal amount of $59,000 evidenced by a promissory note. The loan accrues interest at 6.22%, payable monthly in arrears, and matures on May 26, 2005.

PROPOSAL 2—APPROVAL OF THE
2003 STOCK OPTION AND INCENTIVE PLAN

The Board of Directors has adopted the 2003 Stock Option Plan for officers, employees, independent directors and other key persons of Anika Therapeutics and its subsidiaries, subject to the approval of the 2003 Stock Option Plan by our stockholders.

The 2003 Stock Option Plan is administered by the Compensation Committee of the Board of Directors. The Compensation Committee, in its discretion, may grant stock-based awards, (including incentive stock options, non-qualified stock options, stock appreciation rights, deferred stock, restricted Stock, unrestricted stock, performance shares and dividend equivalent rights) to officers, employees and other key persons under the 2003 Stock Option Plan. Independent directors are also eligible to receive awards under the 2003 Stock Option Plan.

Subject to adjustment for stock splits, stock dividends and similar events, the total number of shares of our Common Stock that can be issued under the 2003 Stock Option Plan is 1,500,000 shares. Based solely upon the closing price of our Common Stock as reported on the NASDAQ National Market on March 31, 2003, the maximum aggregate market value of the securities to be issued under the 2003 Stock Option Plan would be $2,370,000. The shares issued by Anika Therapeutics under the 2003 Stock Option Plan may be authorized but unissued shares, or shares reacquired by Anika Therapeutics. To the extent that awards under the 2003 Stock Option Plan do not vest or otherwise revert to Anika Therapeutics, the shares of Common Stock represented by such awards may be the subject of subsequent awards.

To satisfy the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), stock options or stock appreciation rights with respect to no more than 400,000 shares of Common Stock (subject to adjustment for stock splits and similar events) may be granted to any one individual during any one-calendar-year period.

Recommendation

The Board of Directors believes that stock based awards can play an important role in the success of Anika Therapeutics by encouraging and enabling the officers and employees, independent directors and other key employees upon whose judgment, initiative and efforts Anika Therapeutics depends for the successful conduct of its business to acquire a proprietary interest in it. The Board of Directors anticipates that providing such persons with a direct stake in Anika Therapeutics' welfare will assure a closer identification of the interests of participants in the 2003 Stock Option Plan with those of Anika Therapeutics, thereby stimulating their efforts on its behalf and strengthening their desire to remain with it.

In March 2003, the Anika Therapeutics 1993 Stock Option Plan, as amended, expired by its terms. The 1993 Stock Option Plan provided for up to 3,485,000 shares of our Common Stock to be issued pursuant to applicable awards. At the time of the expiration of the 1993 Stock Option Plan, there remained 659,715 shares reserved for issuance thereunder. However, awards may no longer be issued under the 1993 Stock Option Plan. In addition, to the extent that awards under the 1993 Stock Option Plan do not vest or otherwise revert to Anika Therapeutics, the shares of Common Stock represented by such awards are no longer available to be subject to subsequent awards under the 1993 Stock

Option Plan. Accordingly, in addition to the other goals discussed below, the 2003 Stock Option Plan is intended to permit Anika Therapeutics to continue to award these remaining 659,715 shares under the auspices of a viable stock option plan, as well as a reasonable additional number of awards in anticipation that certain awards granted under the 1993 Stock Option Plan may expire unexercised. In addition, the 2003 Stock Option Plan adds some enhanced flexibility with respect to the types of awards that may be issued as compared to the 1993 Stock Option Plan.

The Board of Directors believes that the proposed 2003 Stock Option Plan will help Anika Therapeutics achieve its goals by keeping its incentive compensation program dynamic and competitive with those of other companies. Accordingly, the Board of Directors believes that the 2003 Stock Option Plan is in the best interests of Anika Therapeutics and its stockholders and recommends that the stockholders approve the 2003 Stock Option Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE 2003 STOCK OPTION PLAN AUTHORIZING THE ISSUANCE OF 1,500,000 SHARES OF COMMON STOCK BE APPROVED, AND THEREFORE RECOMMENDS A VOTE FOR THIS PROPOSAL.

Summary of the 2003 Stock Option Plan

The following description of certain features of the 2003 Stock Option Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the 2003 Stock Option Plan that is attached hereto as Exhibit A.

2003 Stock Option Plan Administration.    The 2003 Stock Option Plan provides for administration by a committee of not fewer than two independent directors (the "Administrator"), as appointed by the Board of Directors from time to time. The Administrator has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the 2003 Stock Option Plan. The Administrator may permit Common Stock, and other amounts payable pursuant to an award, to be deferred. In such instances, the Administrator may permit interest, dividend or deemed dividends to be credited to the amount of deferrals. In addition, the Administrator may not reprice outstanding options without prior stockholder approval, other than to appropriately reflect changes in the capital structure of Anika Therapeutics.

Eligibility and Limitations on Grants.    All full-time and part-time officers, employees, independent directors and other key persons of Anika Therapeutics and its subsidiaries are eligible to participate in the 2003 Stock Option Plan, subject to the discretion of the Administrator. The number of individuals potentially eligible to participate in the 2003 Stock Option Plan is approximately 65 persons.

The maximum award of stock options or stock appreciation rights granted to any one individual will not exceed 400,000 shares of Common Stock (subject to adjustment for stock splits and similar events) for any calendar year period. If any award of restricted stock, deferred stock or performance shares granted to an individual is intended to qualify as "performance based compensation" under Section 162(m) of the Code, then the maximum award shall not exceed 400,000 shares of Common Stock (subject to adjustment for stock splits and similar events) to any one such individual in any performance cycle.

Stock Options.    Options granted under the 2003 Stock Option Plan may be either incentive stock options ("Incentive Options") (within the meaning of Section 422 of the Code) or non-qualified stock options ("Non-Qualified Options"). Incentive Options may be granted only to employees of Anika Therapeutics or any subsidiary. Options granted under the 2003 Stock Option Plan will be Non-Qualified Options if they (1) fail to qualify as Incentive Options, (2) are granted to a person not eligible to receive Incentive Options under the Code, or (3) otherwise so provide. Non-Qualified

Options may be granted to persons eligible to receive Incentive Options and to independent directors and other key persons.

Other Option Terms.    The Administrator has authority to determine the terms of options granted under the 2003 Stock Option Plan. Generally, options are granted with an exercise price that is not less than the fair market value of the shares of Common Stock on the date of the option grant, in the case of Incentive Options, or not less than 85% of the fair market value of the shares of Common Stock on the date of the option grant, in the case of Non-Qualified Options.

The term of each option will be fixed by the Administrator and may not exceed ten years from the date of grant. The Administrator will determine at what time or times each option may be exercised and, subject to the provisions of the 2003 Stock Option Plan, the period of time, if any, after retirement, death, disability or termination of employment during which options may be exercised. Options may be made exercisable in installments, and the exercisability of options may be accelerated by the Administrator. In general, unless otherwise permitted by the Administrator, no option granted under the 2003 Stock Option Plan is transferable by the optionee other than by will or by the laws of descent and distribution, and options may be exercised during the optionee's lifetime only by the optionee, or by the optionee's legal representative or guardian in the case of the optionee's incapacity.

Options granted under the 2003 Stock Option Plan may be exercised for cash or, if permitted by the Administrator, by transfer to Anika Therapeutics (either actually or by attestation) of shares of Common Stock that are not then subject to restrictions under any Anika Therapeutics stock plan, and that have been held by the optionee for at least six months or were purchased on the open market, and that have a fair market value equivalent to the option exercise price of the shares being purchased, or, subject to applicable law, by compliance with certain provisions pursuant to which a securities broker delivers the purchase price for the shares to Anika Therapeutics.

At the discretion of the Administrator, stock options granted under the 2003 Stock Option Plan may include a "re-load" feature pursuant to which an optionee exercising an option by the delivery of shares of Common Stock would automatically be granted an additional stock option (with an exercise price equal to the fair market value of the Common Stock on the date the additional stock option is granted) to purchase that number of shares of Common Stock equal to the number delivered to exercise the original stock option. The purpose of this feature is to enable participants to maintain any equity interest in Anika Therapeutics without dilution.

To qualify as Incentive Options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to Incentive Options which first become exercisable by any individual in any one calendar year, and a shorter term and higher minimum exercise price in the case of certain large stockholders.

Stock Options Granted to Independent Directors.    The 2003 Stock Option Plan provides that the Administrator, in its discretion, may grant Non-Qualified Options to independent directors, subject to the terms of the 2003 Stock Option Plan.

Stock Appreciation Rights.    The Administrator may award a stock appreciation right either as a freestanding award or in tandem with a stock option. Upon exercise of the stock appreciation right, the holder will be entitled to receive an amount equal to the excess of the fair market value on the date of exercise of one share of Common Stock over the exercise price per share specified in the related stock option (or, in the case of a freestanding stock appreciation right, the price per share specified in such right) times the number of shares of Common Stock with respect to which the stock appreciation right is exercised. This amount may be paid in cash, Common Stock, or a combination thereof, as determined by the Administrator.

Restricted Stock Awards.    The Administrator may grant shares, at a purchase price determined by the Administrator, of Common Stock to any participant subject to such conditions and restrictions as the Administrator may determine. These conditions and restrictions may include achievement of pre-established performance goals and/or continued employment with Anika Therapeutics through a specified vesting period. The vesting period shall be determined by the Administrator. If the applicable performance goals and other restrictions are not attained, the participant will forfeit his or her award of restricted stock.

Unrestricted Stock Awards.    The Administrator may also grant shares (at no cost or for a purchase price determined by the Administrator) of Common Stock that are free from any restrictions under the 2003 Stock Option Plan. Unrestricted stock may be granted to any participant in recognition of past services or other valid consideration, and may be issued in lieu of cash compensation due to such participant.

Deferred Stock Awards.    The Administrator also may award phantom stock units as deferred stock awards to participants. The deferred stock awards are ultimately payable in the form of shares of Common Stock and may be subject to such conditions and restrictions as the Administrator may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with Anika Therapeutics through a specified vesting period. During the deferral period, subject to terms and conditions imposed by the Administrator, the deferred stock awards may be credited with dividend equivalent rights (discussed below). Subject to the consent of the Administrator, a participant may make an advance election to receive a portion of his or her compensation or restricted stock award otherwise due in the form of a deferred stock award.

Performance Share Awards.    The Administrator may grant performance share awards to any participant that entitle the recipient to receive shares of Common Stock upon the achievement of specified performance goals and such other conditions as the Administrator shall determine.

Dividend Equivalent Rights.    The Administrator may grant dividend equivalent rights that entitle the recipient to receive credits for dividends that would be paid if the recipient had held specified shares of Common Stock. Dividend equivalent rights may be granted as a component of another award or as a freestanding award. Dividend equivalent rights credited under the 2003 Stock Option Plan may be paid currently or be deemed to be reinvested in additional shares of Common Stock, that may thereafter accrue additional dividend equivalent rights at fair market value at the time of deemed reinvestment or on the terms then governing the reinvestment of dividends under our dividend reinvestment plan, if any. Dividend equivalent rights may be settled in cash, shares of Common Stock or a combination thereof, in a single installment or installments, as specified in the award.

Tax Withholding.    Participants under the 2003 Stock Option Plan are responsible for the payment of any federal, state or local taxes that we are required by law to withhold upon any option exercise or vesting of other awards. Subject to approval by the Administrator, participants may elect to have the minimum tax withholding obligations satisfied either by authorizing us to withhold shares of Common Stock to be issued pursuant to an option exercise or other award, or by transferring to us shares of Common Stock having a value equal to the amount of such taxes.

Change of Control Provisions.    The 2003 Stock Option Plan provides that in the event of a "change of control" as defined in the 2003 Stock Option Plan, generally all stock options and stock appreciation rights will automatically become fully exercisable and that the restrictions and conditions on all awards of restricted stock, deferred stock awards and performance share awards will automatically be deemed waived.

Adjustments for Stock Dividends, Mergers, etc.    The 2003 Stock Option Plan authorizes the Administrator to make appropriate adjustments to the number of shares of Common Stock that are subject to the 2003 Stock Option Plan and to any outstanding stock options to reflect stock dividends, stock splits and similar events. In the event of certain transactions, such as a merger, consolidation, dissolution or liquidation of Anika Therapeutics, all stock options and stock appreciation rights will automatically become fully exercisable and the restrictions and conditions on all other stock based awards will automatically be deemed waived. In addition, the 2003 Stock Option Plan and all awards will terminate unless the parties to the transaction, in their discretion, provide for appropriate substitutions or adjustments of outstanding Stock Options or other awards.

Amendments and Termination.    The Board of Directors may at any time amend or discontinue the 2003 Stock Option Plan and the Administrator may at any time amend or cancel any outstanding award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect the rights under any outstanding awards without the holder's consent. To the extent required by the Code to ensure that options granted under the 2003 Stock Option Plan qualify as Incentive Options or that compensation earned under stock options granted under the 2003 Stock Option Plan qualify as performance-based compensation under the Code, 2003 Stock Option Plan amendments shall be subject to approval by our stockholders.

New Plan Benefits

Anika Therapeutics has granted an aggregate of 97,000 stock options to three executive and non-executive employees under the 2003 Stock Option Plan, in all cases subject to shareholder approval of the 2003 Stock Option Plan, as set forth in the table below. Except as set forth below, the number of shares of Common Stock that may be granted to executive officers and all employees including non-executive officers is indeterminable at this time, as such grants are subject to the discretion of the Administrator. The number of shares of Common Stock that may be granted to all current directors who are not executive officers is indeterminable at this time, as such grants are subject to the discretion of the Administrator.

Anika Therapeutics, Inc. 2003 Stock Option Plan

Name and Position	Dollar Value ($)(1)	Number of Units
Charles H. Sherwood, President and Chief Executive Officer	n/a	0
William J. Knight, Chief Financial Officer, Treasurer and Clerk	n/a	0
Executive Group	n/a	75,000
Non-Executive Director Group	n/a	0
Non-Executive Officer Employee Group	n/a	22,000

(1)
The exercise price of each stock option shall be the fair market value of the Common Stock underlying the stock option as of the date of grant. The value that may be realized from a stock option will depend on the fair market value of the Common Stock upon the exercise of the stock option.

Tax Aspects under the U.S. Internal Revenue Code

The following is a summary of the principal federal income tax consequences of transactions under the 2003 Stock Option Plan. It does not describe all federal tax consequences under the 2003 Stock Option Plan, nor does it describe state or local tax consequences.

Incentive Options.    No taxable income is generally realized by the optionee upon the grant or exercise of an Incentive Option. If shares of Common Stock issued to an optionee pursuant to the exercise of an Incentive Option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (1) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (2) there will be no deduction for Anika Therapeutics for federal income tax purposes. The exercise of an Incentive Option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee. Under current law, an optionee will not have any additional FICA (Social Security) taxes upon exercise of an Incentive Option.

If shares of Common Stock acquired upon the exercise of an Incentive Option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a "disqualifying disposition"), generally (1) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of Common Stock at exercise (or, if less, the amount realized on a sale of such shares of Common Stock) over the option price thereof, and (2) Anika Therapeutics will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the Incentive Option is paid by tendering shares of Common Stock.

If an Incentive Option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a Non-Qualified Option. Generally, an Incentive Option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

Non-Qualified Options.    With respect to Non-Qualified Options under the 2003 Stock Option Plan, no income is realized by the optionee at the time the option is granted. Generally (1) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares of Common Stock on the date of exercise, and Anika Therapeutics receives a tax deduction for the same amount, and (2) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of Common Stock have been held. Special rules will apply where all or a portion of the exercise price of the Non-Qualified Option is paid by tendering shares of Common Stock. Upon exercise, the optionee will also be subject to FICA taxes on the excess of the fair market value over the exercise price of the option.

Parachute Payments.    The vesting of any portion of any option or other award that is accelerated due to the occurrence of a change of control may cause a portion of the payments with respect to such accelerated awards to be treated as "parachute payments" as defined in the Code. Any such parachute payments may be non-deductible to Anika Therapeutics, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Limitation on Anika Therapeutics' Deductions.    As a result of Section 162(m) of the Code, Anika Therapeutics deduction for certain awards under the 2003 Stock Option Plan may be limited to the extent that a covered employee receives compensation in excess of $1,000,000 in such taxable year (other than performance-based compensation that otherwise meets the requirements of Section 162(m) of the Code).

Vote Required For Approval

The affirmative vote of the holders of a majority of shares of Common Stock, present or represented at the Annual Meeting and voting on the matter is required to approve the 2003 Stock Option Plan. This means that, assuming a quorum is present, the number of votes cast in favor of the proposal must exceed the number of votes cast against it. Stockholders may vote "FOR" or "AGAINST" the proposal, or may indicate they may wish to "ABSTAIN" from voting. Abstentions will be excluded entirely from the vote and will have no effect on the outcome of the vote. Non-votes will also have no effect on the outcome of the approval of the 2003 Stock Option Plan.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE 2003 STOCK OPTION PLAN AUTHORIZING THE ISSUANCE OF UP TO 1,500,000 SHARES OF COMMON STOCK.

EQUITY COMPENSATION PLAN INFORMATION

	Equity Compensation Plan Information
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted Average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plan (excluding securities referenced in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	1,347,647	$6.89	943,277
Equity compensation plans not approved by security holders	—	—	—

Total	1,347,647	$6.89	943,277

INDEPENDENT AUDITORS

The accounting firm of Arthur Andersen LLP served as the Company's principal independent auditor for the fiscal years ended December 31, 2000 and 2001. On June 6, 2002, Anika Therapeutics terminated the engagement of Arthur Andersen as its independent auditor and on July 16, 2002 engaged PricewaterhouseCoopers LLP as its principal independent auditor for the fiscal year ending December 31, 2002. The Audit Committee of the Board of Directors recommended the dismissal of Arthur Andersen as the independent auditor of Anika Therapeutics and such dismissal was approved by the Board of Directors. The decision to engage PricewaterhouseCoopers as Anika Therapeutics' new principal independent auditor was recommended by the Audit Committee and approved by the Board of Directors.

The reports of Arthur Andersen on the Company's financial statements for the fiscal years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During Anika Therapeutics' two most recent fiscal years and subsequent interim period from January 1, 2002 through June 6, 2002, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Arthur Andersen, would have caused it to make reference to such disagreements in its reports, nor were there any reportable events as defined in Item 304(a)(1)(v) of Regulation S-K. Arthur Andersen was provided with a copy of this disclosure and furnished a letter addressed to the Securities and Exchange Commission stating their agreement with the above statements. A copy of that letter is filed as Exhibit 16.1 to Anika Therapeutics' Current Report on Form 8-K/A filed on June 20, 2002.

During the fiscal years ended December 31, 2000 and 2001 and the subsequent interim period through July 16, 2002, PricewaterhouseCoopers was not engaged as either the principal accountant to audit Anika Therapeutics' financial statements or as an independent accountant to audit any of its consolidated subsidiaries, nor was PricewaterhouseCoopers consulted by Anika Therapeutics or someone on its behalf with respect to either (1) the application of accounting principles to any specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on its financial statements or (2) any matter that was either the subject of a disagreement with Arthur Andersen or any reportable events described in Items 304(a)(2)(i) and 304(a)(2)(ii) of Regulation S-K, respectively. A representative of PricewaterhouseCoopers is expected to be present at the Annual Meeting of stockholders and will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.

  Audit Fees

        The total fees billed by PricewaterhouseCoopers for professional services for the audit of Anika Therapeutics' annual consolidated financial statements for the year ended December 31, 2002 and the review of the consolidated financial statements included in Anika Therapeutics' Quarterly Reports on Form 10-Q filed for the periods ended June 30, 2002 and September 30, 2002 were $89,000. The total fees billed by Arthur Andersen for professional services for the review of the consolidated financial statements included in Anika Therapeutics' Quarterly Reports on Form 10-Q filed during such fiscal period and for the period ended March 31, 2002 were $9,000.

  Financial Information Systems Designs and Implementation Fees

        There were no fees billed by PricewaterhouseCoopers to Anika Therapeutics for financial information systems design and implementation services for the year ended December 31, 2002.

  All Other Fees

        The aggregate fees billed for all other professional services rendered by Anika Therapeutics' principal independent auditors for the fiscal year ended December 31, 2002, including fees billed for tax compliance and tax advisory services were approximately $21,000.

The Audit Committee determined that the provision of non-audit services by PricewaterhouseCoopers was compatible with maintaining the auditor's independence.

OTHER MATTERS

The Board of Directors does not know of any other matters which may come before the Annual Meeting. However, if any other matters are properly presented at the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

SOLICITATION EXPENSES

All costs of solicitation of proxies will be borne by Anika Therapeutics. In addition to solicitations by mail, our directors, officers and employees, without additional remuneration, may solicit proxies by telephone, telegraph and personal interviews. In addition, Anika Therapeutics has retained MacKenzie Partners, Inc. to assist in the solicitation of proxies. Anika will pay MacKenzie Partners a fee that is not expected to exceed between $6,000 and $12,000 in connection with such services. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and, as required by law, we will reimburse them for their out-of-pocket expenses in this regard.

STOCKHOLDER PROPOSALS

Stockholder proposals intended to be presented at the next annual meeting of stockholders must be received by Anika Therapeutics on or before December 31, 2003 in order to be considered for inclusion in our proxy statement. These proposals must also comply with the rules of the SEC governing the form and content of proposals in order to be included in our proxy statement and form of proxy and should be directed to: Clerk, Anika Therapeutics, Inc., 160 New Boston Street, Woburn, Massachusetts 01801. A stockholder who wishes to present a proposal at the next annual meeting of stockholders, other than a proposal to be considered for inclusion in our proxy statement described above, must have the proposal delivered personally to or mailed to and received by the Clerk, Anika Therapeutics, Inc., 160 New Boston Street, Woburn, Massachusetts 01801. We must receive the proposal on or before March 31, 2004; provided, however, that such proposal shall not be required to be given more than 60 days prior to the annual meeting of stockholders. The proposal must also comply with the other requirements contained in our Amended and Restated By-laws, including supporting documentation and other information. Proxies solicited by the Board of Directors will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority.

The chairman of the meeting may, if the facts warrant, determine and declare to the meeting that any proposed item of business was not brought before the meeting in accordance with the foregoing procedure and, if he should so determine, he shall so declare to the meeting that the defective item of business shall be disregarded.

STOCKHOLDERS MAY OBTAIN, WITHOUT CHARGE, A COPY OF ANIKA THERAPEUTICS' ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED DECEMBER 31, 2002, BY WRITING TO THE CLERK, ANIKA THERAPEUTICS, INC., 160 NEW BOSTON STREET, WOBURN, MASSACHUSETTS 01801.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXY.

Exhibit A

ANIKA THERAPEUTICS, INC.

2003 STOCK OPTION AND INCENTIVE PLAN

SECTION 1.    GENERAL PURPOSE OF THE PLAN; DEFINITIONS

        The name of the plan is the Anika Therapeutics, Inc. 2003 Stock Option and Incentive Plan (the "Plan"). The purpose of the Plan is to encourage and enable the officers, employees, Independent Directors and other key persons (including consultants) of Anika Therapeutics, Inc. (the "Company") and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company.

        The following terms shall be defined as set forth below:

        "Act" means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

        "Administrator" is defined in Section 2(a).

        "Award" or "Awards," except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Deferred Stock Awards, Restricted Stock Awards, Unrestricted Stock Awards, Performance Share Awards and Dividend Equivalent Rights.

        "Board" means the Board of Directors of the Company.

        "Change of Control" is defined in Section 17.

        "Code" means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

        "Committee" means the Committee of the Board referred to in Section 2.

        "Covered Employee" means an employee who is a "Covered Employee" within the meaning of Section 162(m) of the Code.

        "Deferred Stock Award" means Awards granted pursuant to Section 8.

        "Dividend Equivalent Right" means Awards granted pursuant to Section 12.

        "Effective Date" means the date on which the Plan is approved by stockholders as set forth in Section 19.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

        "Fair Market Value" of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), NASDAQ National System or a national securities exchange, the determination shall be made by reference to market quotations. If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations.

        "Incentive Stock Option" means any Stock Option designated and qualified as an "incentive stock option" as defined in Section 422 of the Code.

        "Independent Director" means a member of the Board who is not also an employee of the Company or any Subsidiary.

        "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

        "Option" or "Stock Option" means any option to purchase shares of Stock granted pursuant to Section 5.

        "Performance Share Award" means Awards granted pursuant to Section 10.

        "Performance Cycle" means one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more performance criteria will be measured for the purpose of determining a grantee's right to and the payment of a Performance Share Award, Restricted Stock Award or Deferred Stock Award.

        "Restricted Stock Award" means Awards granted pursuant to Section 7.

        "Stock" means the Common Stock, par value $.01 per share, of the Company, subject to adjustments pursuant to Section 3.

        "Stock Appreciation Right" means any Award granted pursuant to Section 6.

        "Subsidiary" means any corporation or other entity (other than the Company) in which the Company has a controlling interest, either directly or indirectly.

        "Unrestricted Stock Award" means any Award granted pursuant to Section 9.

SECTION 2.    ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

        (a)    Committee.    The Plan shall be administered by either the Board or a committee of not less than two Independent Directors (in either case, the "Administrator").

        (b)    Powers of Administrator.    The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

          (i)    to select the individuals to whom Awards may from time to time be granted;

          (ii)    to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Deferred Stock Awards, Unrestricted Stock Awards, Performance Share Awards and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more grantees;

          (iii)    to determine the number of shares of Stock to be covered by any Award;

          (iv)    to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the form of written instruments evidencing the Awards;

          (v)    to accelerate at any time the exercisability or vesting of all or any portion of any Award;

          (vi)    subject to the provisions of Section 5(a)(ii), to extend at any time the period in which Stock Options may be exercised;

          (vii)    to determine at any time whether, to what extent, and under what circumstances distribution or the receipt of Stock and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the grantee and whether and to what extent the Company shall pay or credit amounts constituting interest (at rates determined by the Administrator) or dividends or deemed dividends on such deferrals; and

          (viii)    at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

        All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.

        (c)    Delegation of Authority to Grant Awards.    The Administrator, in its discretion, may delegate to the Chief Executive Officer of the Company all or part of the Administrator's authority and duties with respect to the granting of Awards at Fair Market Value, to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act or "covered employees" within the meaning of Section 162(m) of the Code. Any such delegation by the Administrator shall include a limitation as to the amount of Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price of any Stock Option or Stock Appreciation Right, the conversion ratio or price of other Awards and the vesting criteria. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator's delegate or delegates that were consistent with the terms of the Plan.

        (d)    Indemnification.    Neither the Board nor the Committee, nor any member of either or any delegatee thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Committee (and any delegatee thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys' fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors' and officers' liability insurance coverage which may be in effect from time to time.

SECTION 3.    STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

        (a)    Stock Issuable.    The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 1,500,000 shares, subject to adjustment as provided in Section 3(b); provided that not more than 200,000 shares shall be issued in the form of Unrestricted Stock Awards, Restricted Stock Awards, or Performance Share Awards except to the extent such Awards are granted in lieu of cash compensation or fees. For purposes of this limitation, the shares of Stock underlying any Awards which are forfeited, canceled, reacquired by the Company, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. Subject to such overall limitation, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that Stock Options or Stock Appreciation Rights with respect to no more than 400,000 shares of Stock may be granted to any one individual grantee during any one calendar year period. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company and held in its treasury.

        (b)    Changes in Stock.    Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company's capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for a different number or kind of securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, including the maximum number of shares that may be issued in the form of Unrestricted Stock Awards, Restricted Stock Awards or Performance Share Awards, (ii) the number of Stock Options or Stock Appreciation Rights that can be granted to any one individual grantee and the maximum number of shares that may be granted under a Performance-based Award, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iv) the repurchase price per share subject to each outstanding Restricted Stock Award and (vi) the price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

        The Administrator may also adjust the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration material changes in accounting practices or principles, extraordinary dividends, acquisitions or dispositions of stock or property or any other event if it is determined by the Administrator that such adjustment is appropriate to avoid distortion in the operation of the Plan, provided that no such adjustment shall be made in the case of an Incentive Stock Option, without the consent of the grantee, if it would constitute a modification, extension or renewal of the Option within the meaning of Section 424(h) of the Code.

        (c)    Mergers and Other Transactions.    In the case of and subject to the consummation of (i) the dissolution or liquidation of the Company, (ii) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (iii) a merger, reorganization or consolidation in which the outstanding shares of Stock are converted into or exchanged for a different kind of securities of the successor entity and the holders of the Company's outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the successor entity immediately upon completion of such transaction, or (iv) the sale of all of the Stock of the Company to an unrelated person or entity (in each case, a "Sale Event") all Options and Stock Appreciation Rights that are not exercisable immediately prior to the effective time of the Sale Event shall become fully exercisable as of the effective time of the Sale Event and all other Awards with conditions and restrictions relating solely to the passage of time and continued employment shall become fully vested and nonforfeitable as of the effective time of the Sale Event, except as the Administrator may otherwise specify with respect to particular Awards in the applicable Award Agreement. Upon the effective time of the Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate, unless provision is made in connection with the Sale Event in the sole discretion of the parties thereto for the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree (after taking into account any acceleration hereunder). In the event of such termination, each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options and Stock Appreciation Rights held by such grantee, including those that will become exercisable upon the consummation of the Sale Event; provided, however, that the exercise of Options and Stock Appreciation Rights not exercisable prior to the Sale Event shall be subject to the consummation of the Sale Event.

        Notwithstanding anything to the contrary in this Section 3(c), in the event of a Sale Event pursuant to which holders of the Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the Sale Event, the Company shall have the right, but not the obligation, to make or provide for a cash payment to the grantees holding Options and Stock Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the value as determined by the Administrator of the consideration payable per share of Stock pursuant to the Sale Event (the "Sale Price") times the number of shares of Stock subject to outstanding Options and Stock Appreciation Rights (to the extent then exercisable at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options and Stock Appreciation Rights.

        (d)    Substitute Awards.    The Administrator may grant Awards under the Plan in substitution for stock and stock based awards held by employees, directors or other key persons of another corporation in connection with the merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Administrator may direct that the substitute awards be granted on such terms and conditions as the Administrator considers appropriate in the circumstances. Any substitute Awards granted under the Plan shall not count against the share limitation set forth in Section 3(a).

SECTION 4.    ELIGIBILITY

        Grantees under the Plan will be such full or part-time officers and other employees, Independent Directors and key persons (including consultants and prospective employees) of the Company and its Subsidiaries as are selected from time to time by the Administrator in its sole discretion.

SECTION 5.    STOCK OPTIONS

        Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

        Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a "subsidiary corporation" within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

        No Incentive Stock Option shall be granted under the Plan after April 4, 2013.

        (a)    Stock Options Granted to Employees and Key Persons.    The Administrator in its discretion may grant Stock Options to eligible employees and key persons of the Company or any Subsidiary. Stock Options granted pursuant to this Section 5(a) shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee's election, subject to such terms and conditions as the Administrator may establish.

          (i)    Exercise Price.    The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5(a) shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant in the case of Incentive Stock Options, or 85 percent of the Fair Market Value on the date of grant, in the case of Non-Qualified Stock Options (other than options granted in lieu of cash compensation). If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date.

          (ii)    Option Term.    The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than 10 years after the date the Stock Option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the term of such Stock Option shall be no more than five years from the date of grant.

          (iii)    Exercisability; Rights of a Stockholder.    Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

          (iv)    Method of Exercise.    Stock Options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods to the extent provided in the Option Award agreement:

            (A)  In cash, by certified or bank check or other instrument acceptable to the Administrator;

            (B)  Through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the optionee on the open market or that have been beneficially owned by the optionee for at least six months and are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date; or

            (C)  Subject to compliance with applicable law, by the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure.

        Payment instruments will be received subject to collection. The delivery of certificates representing the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award agreement or applicable provisions of laws. In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of shares attested to.

          (v)    Annual Limit on Incentive Stock Options.    To the extent required for "incentive stock option" treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

        (b)    Reload Options.    At the discretion of the Administrator, Options granted under the Plan may include a "reload" feature pursuant to which an optionee exercising an option by the delivery of a number of shares of Stock in accordance with Section 5(a)(iv)(B) hereof would automatically be granted an additional Option (with an exercise price equal to the Fair Market Value of the Stock on the date the additional Option is granted and with such other terms as the Administrator may provide) to purchase that number of shares of Stock equal to the sum of (i) the number delivered to exercise the original Option and (ii) the number withheld to satisfy tax liabilities, with an Option term equal to the remainder of the original Option term unless the Administrator otherwise determines in the Award agreement for the original Option grant.

        (c)    Stock Options Granted to Independent Directors.

          (i)    Grant of Options.    The Administrator, in its discretion, may grant Non-Qualified Stock Options to Independent Directors. Any such grant may vary among individual Independent Directors. Non-Qualified Stock Options granted pursuant to this Section 5(c) shall contain such terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable.

          (ii)    Exercise; Termination.

            (A)  An Option issued under this Section 5(c) shall not be exercisable after the expiration of ten years from the date of grant.

            (B)  Options granted under this Section 5(c) may be exercised only by written notice to the Company specifying the number of shares to be purchased. Payment of the full purchase price of the shares to be purchased may be made by one or more of the methods specified in Section 5(a)(iv). An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

        (d)    Non-transferability of Options.    No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee, or by the optionee's legal representative or guardian in the event of the optionee's incapacity. Notwithstanding the foregoing, the Administrator, in its sole discretion, may provide in the Award agreement regarding a given Option that the optionee may transfer his Non-Qualified Stock Options to members of his immediate family, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Option.

SECTION 6.    STOCK APPRECIATION RIGHTS.

        (a)    Nature of Stock Appreciation Rights.    A Stock Appreciation Right is an Award entitling the recipient to receive an amount in cash or shares of Stock or a combination thereof having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right, which price shall not be less than 85 percent of the Fair Market Value of the Stock on the date of grant (or more than the option exercise price per share, if the Stock Appreciation Right was granted in tandem with a Stock Option) multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised, with the Administrator having the right to determine the form of payment.

        (b)    Grant and Exercise of Stock Appreciation Rights.    Stock Appreciation Rights may be granted by the Administrator in tandem with, or independently of, any Stock Option granted pursuant to Section 5 of the Plan. In the case of a Stock Appreciation Right granted in tandem with a Non-Qualified Stock Option, such Stock Appreciation Right may be granted either at or after the time of the grant of such Option. In the case of a Stock Appreciation Right granted in tandem with an

Incentive Stock Option, such Stock Appreciation Right may be granted only at the time of the grant of the Option.

        A Stock Appreciation Right or applicable portion thereof granted in tandem with a Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Option.

        (c)    Terms and Conditions of Stock Appreciation Rights.    Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined from time to time by the Administrator, subject to the following:

            (i)    Stock Appreciation Rights granted in tandem with Options shall be exercisable at such time or times and to the extent that the related Stock Options shall be exercisable.

            (ii)  Upon exercise of a Stock Appreciation Right, the applicable portion of any related Option shall be surrendered.

            (iii)  All Stock Appreciation Rights shall be exercisable during the grantee's lifetime only by the grantee or the grantee's legal representative.

SECTION 7.    RESTRICTED STOCK AWARDS

        (a)    Nature of Restricted Stock Awards.    A Restricted Stock Award is an Award entitling the recipient to acquire, at such purchase price as determined by the Administrator, shares of Stock subject to such restrictions and conditions as the Administrator may determine at the time of grant ("Restricted Stock"). Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The grant of a Restricted Stock Award is contingent on the grantee executing the Restricted Stock Award agreement. The terms and conditions of each such agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.

        (b)    Rights as a Stockholder.    Upon execution of a written instrument setting forth the Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Stock, subject to such conditions contained in the written instrument evidencing the Restricted Stock Award. Unless the Administrator shall otherwise determine, certificates evidencing the Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company a stock power endorsed in blank.

        (c)    Restrictions.    Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award agreement. If a grantee's employment (or other service relationship) with the Company and its Subsidiaries terminates for any reason, the Company shall have the right to repurchase Restricted Stock that has not vested at the time of termination at its original purchase price, from the grantee or the grantee's legal representative.

        (d)    Vesting of Restricted Stock.    The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company's right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed "vested." Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 15 below, in writing after the Award agreement is issued, a grantee's rights in any shares of Restricted Stock that have not vested shall automatically terminate upon the grantee's termination of employment (or other service relationship) with the Company and its Subsidiaries and such shares shall be subject to the Company's right of repurchase as provided in Section 7(c) above.

        (e)    Waiver, Deferral and Reinvestment of Dividends.    The Restricted Stock Award agreement may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.

SECTION 8.    DEFERRED STOCK AWARDS

        (a)    Nature of Deferred Stock Awards.    A Deferred Stock Award is an Award of phantom stock units to a grantee, subject to restrictions and conditions as the Administrator may determine at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The grant of a Deferred Stock Award is contingent on the grantee executing the Deferred Stock Award agreement. The terms and conditions of each such agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees. At the end of the deferral period, the Deferred Stock Award, to the extent vested, shall be paid to the grantee in the form of shares of Stock.

        (b)    Election to Receive Deferred Stock Awards in Lieu of Compensation.    The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of the cash compensation or Restricted Stock Award otherwise due to such grantee in the form of a Deferred Stock Award. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with rules and procedures established by the Administrator. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate.

        (c)    Rights as a Stockholder.    During the deferral period, a grantee shall have no rights as a stockholder; provided, however, that the grantee may be credited with Dividend Equivalent Rights with respect to the phantom stock units underlying his Deferred Stock Award, subject to such terms and conditions as the Administrator may determine.

        (d)    Restrictions.    A Deferred Stock Award may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of during the deferral period.

        (e)    Termination.    Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 15 below, in writing after the Award agreement is issued, a grantee's right in all Deferred Stock Awards that have not vested shall automatically terminate upon the grantee's termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 9.    UNRESTRICTED STOCK AWARDS

        Grant or Sale of Unrestricted Stock.    The Administrator may, in its sole discretion, grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award to any grantee pursuant to which such grantee may receive shares of Stock free of any restrictions ("Unrestricted Stock") under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

SECTION 10.    PERFORMANCE SHARE AWARDS

        (a)    Nature of Performance Share Awards.    A Performance Share Award is an Award entitling the recipient to acquire shares of Stock upon the attainment of specified performance goals. The Administrator may make Performance Share Awards independent of or in connection with the granting of any other Award under the Plan. The Administrator in its sole discretion shall determine whether and to whom Performance Share Awards shall be made, the performance goals, the periods during which performance is to be measured, and all other limitations and conditions.

        (b)    Rights as a Stockholder.    A grantee receiving a Performance Share Award shall have the rights of a stockholder only as to shares actually received by the grantee under the Plan and not with respect to shares subject to the Award but not actually received by the grantee. A grantee shall be entitled to receive a stock certificate evidencing the acquisition of shares of Stock under a Performance Share Award only upon satisfaction of all conditions specified in the Performance Share Award agreement (or in a performance plan adopted by the Administrator).

        (c)    Termination.    Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 15 below, in writing after the Award agreement is issued, a grantee's rights in all Performance Share Awards shall automatically terminate upon the grantee's termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

        (d)    Acceleration, Waiver, Etc.    At any time prior to the grantee's termination of employment (or other service relationship) by the Company and its Subsidiaries, the Administrator may in its sole discretion accelerate, waive or, subject to Section 15, amend any or all of the goals, restrictions or conditions applicable to a Performance Share Award.

SECTION 11.    PERFORMANCE-BASED AWARDS TO COVERED EMPLOYEES

        Notwithstanding anything to the contrary contained herein, if any Restricted Stock Award, Deferred Stock Award or Performance Share Award granted to a Covered Employee is intended to qualify as "Performance-based Compensation" under Section 162(m) of the Code and the regulations promulgated thereunder (a "Performance-based Award"), such Award shall comply with the provisions set forth below:

        (a)    Performance Criteria.    The performance criteria used in performance goals governing Performance-based Awards granted to Covered Employees may include any or all of the following: (i) the Company's return on equity, assets, capital or investment: (ii) pre-tax or after-tax profit levels of the Company or any Subsidiary, a division, an operating unit or a business segment of the Company, or any combination of the foregoing; (iii) cash flow, funds from operations or similar measure; (iv) total shareholder return; (v) changes in the market price of the Stock; (vi) sales or market share; or (vii) earnings per share.

        (b)    Grant of Performance-based Awards.    With respect to each Performance-based Award granted to a Covered Employee, the Committee shall select, within the first 90 days of a Performance Cycle (or, if shorter, within the maximum period allowed under Section 162(m) of the Code) the performance criteria for such grant, and the achievement targets with respect to each performance criterion (including a threshold level of performance below which no amount will become payable with respect to such Award). Each Performance-based Award will specify the amount payable, or the formula for determining the amount payable, upon achievement of the various applicable performance targets. The performance criteria established by the Committee may be (but need not be) different for each Performance Cycle and different goals may be applicable to Performance-based Awards to different Covered Employees.

        (c)    Payment of Performance-based Awards.    Following the completion of a Performance Cycle, the Committee shall meet to review and certify in writing whether, and to what extent, the performance criteria for the Performance Cycle have been achieved and, if so, to also calculate and certify in writing the amount of the Performance-based Awards earned for the Performance Cycle. The Committee shall then determine the actual size of each Covered Employee's Performance-based Award, and, in doing so, may reduce or eliminate the amount of the Performance-based Award for a Covered Employee if, in its sole judgment, such reduction or elimination is appropriate.

        (d)    Maximum Award Payable.    The maximum Performance-based Award payable to any one Covered Employee under the Plan for a Performance Cycle is 400,000 Shares (subject to adjustment as provided in Section 3(b) hereof).

SECTION 12.    DIVIDEND EQUIVALENT RIGHTS

        (a)    Dividend Equivalent Rights.    A Dividend Equivalent Right is an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the grantee. A Dividend Equivalent Right may be granted hereunder to any grantee as a component of another Award or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award agreement. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other award. A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other award.

        (b)    Interest Equivalents.    Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide in the grant for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

        (c)    Termination.    Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 15 below, in writing after the Award agreement is issued, a grantee's rights in all Dividend Equivalent Rights or interest equivalents shall automatically terminate upon the grantee's termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 13.    TAX WITHHOLDING

        (a)    Payment by Grantee.    Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company's obligation to deliver stock certificates to any grantee is subject to and conditioned on tax obligations being satisfied by the grantee.

        (b)    Payment in Stock.    Subject to approval by the Administrator, a grantee may elect to have the minimum required tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company shares of Stock owned by the grantee with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

SECTION 14.    TRANSFER, LEAVE OF ABSENCE, ETC.

        For purposes of the Plan, the following events shall not be deemed a termination of employment:

        (a)  a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

        (b)  an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee's right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

SECTION 15.    AMENDMENTS AND TERMINATION

        The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder's consent. Except as provided in Section 3(b) or 3(c), in no event may the Administrator exercise its discretion to reduce the exercise price of outstanding Stock Options or effect repricing through cancellation and re-grants. If and to the extent determined by the Administrator to be required by the relevant securities exchange or by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code or to ensure that compensation earned under Awards qualifies as performance-based compensation under Section 162(m) of the Code, if and to the extent intended to so qualify, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. Nothing in this Section 15 shall limit the Administrator's authority to take any action permitted pursuant to Section 3(c).

SECTION 16.    STATUS OF PLAN

        With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company's obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 17.    CHANGE OF CONTROL PROVISIONS

        Upon the occurrence of a Change of Control as defined in this Section 17:

        (a)  Except as otherwise provided in the applicable Award agreement, each outstanding Stock Option and Stock Appreciation Right shall automatically become fully exercisable.

        (b)  Except as otherwise provided in the applicable Award Agreement, conditions and restrictions on each outstanding Restricted Stock Award, Deferred Stock Award and Performance Share Award which relate solely to the passage of time and continued employment will be removed. Performance or other conditions (other than conditions and restrictions relating solely to the passage of time and continued employment) will continue to apply unless otherwise provided in the applicable Award agreement.

        (c)  "Change of Control" shall mean the occurrence of any one of the following events:

          (i)    any "Person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any of its Subsidiaries, or any trustee, fiduciary or other person or entity holding securities under any employee benefit plan or trust of the Company or any of its

  Subsidiaries), together with all "affiliates" and "associates" (as such terms are defined in Rule 12b-2 under the Exchange Act) of such person, shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50 percent or more of the combined voting power of the Company's then outstanding securities having the right to vote in an election of the Company's Board of Directors ("Voting Securities") (in such case other than as a result of an acquisition of securities directly from the Company); or

          (ii)    persons who, as of the Effective Date, constitute the Company's Board of Directors (the "Incumbent Directors") cease for any reason, including, without limitation, as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board, provided that any person becoming a director of the Company subsequent to the Effective Date shall be considered an Incumbent Director if such person's election was approved by or such person was nominated for election by either (A) a vote of at least a majority of the Incumbent Directors or (B) a vote of at least a majority of the Incumbent Directors who are members of a nominating committee comprised, in the majority, of Incumbent Directors; but provided further, that any such person whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of members of the Board of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board, including by reason of agreement intended to avoid or settle any such actual or threatened contest or solicitation, shall not be considered an Incumbent Director; or

          (iii)    the consummation of a consolidation, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Corporate Transaction"); excluding, however, a Corporate Transaction in which the stockholders of the Company immediately prior to the Corporate Transaction, would, immediately after the Corporate Transaction, beneficially own (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, shares representing in the aggregate more than 50 percent of the voting shares of the corporation issuing cash or securities in the Corporate Transaction (or of its ultimate parent corporation, if any); or

          (iv)    the approval by the stockholders of any plan or proposal for the liquidation or dissolution of the Company.

        Notwithstanding the foregoing, a "Change of Control" shall not be deemed to have occurred for purposes of the foregoing clause (i) solely as the result of an acquisition of securities by the Company which, by reducing the number of shares of Voting Securities outstanding, increases the proportionate number of shares of Voting Securities beneficially owned by any person to 50 percent or more of the combined voting power of all then outstanding Voting Securities; provided, however, that if any person referred to in this sentence shall thereafter become the beneficial owner of any additional shares of Voting Securities (other than pursuant to a stock split, stock dividend, or similar transaction or as a result of an acquisition of securities directly from the Company) and immediately thereafter beneficially owns 50 percent or more of the combined voting power of all then outstanding Voting Securities, then a "Change of Control" shall be deemed to have occurred for purposes of the foregoing clause (i).

SECTION 18.    GENERAL PROVISIONS

        (a)    No Distribution; Compliance with Legal Requirements.    The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

        No shares of Stock shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange or similar requirements have been satisfied. The Administrator may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

        (b)    Delivery of Stock Certificates.    Stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee's last known address on file with the Company.

        (c)    Other Compensation Arrangements; No Employment Rights.    Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

        (d)    Trading Policy Restrictions.    Option exercises and other Awards under the Plan shall be subject to such Company's insider trading policy, as in effect from time to time.

        (e)    Designation of Beneficiary.    Each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee's death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee's estate.

SECTION 19.    EFFECTIVE DATE OF PLAN

        This Plan shall become effective upon approval by the holders of a majority of the votes cast at a meeting of stockholders at which a quorum is present. Subject to such approval by the stockholders and to the requirement that no Stock may be issued hereunder prior to such approval, Stock Options and other Awards may be granted hereunder on and after adoption of this Plan by the Board.

SECTION 20.    GOVERNING LAW

        This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, applied without regard to conflict of law principles.

ANIKA THERAPEUTICS, INC.
ANNUAL MEETING OF STOCKHOLDERS
Wednesday, June 4, 2003

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, having received notice of the meeting and management's proxy statement furnished herewith, and revoking all prior proxies, hereby appoints Dr. Charles H. Sherwood, Mr. William J. Knight and Mr. Samuel F. McKay, and each of them, with full power of substitution, as proxies to represent and vote all shares of common stock which the undersigned would be entitled to vote, if personally present, at the Annual Meeting of Stockholders of Anika Therapeutics, Inc. (the "Company") to be held at the offices of Goodwin Procter LLP, 53 State Street, Boston, Massachusetts, on Wednesday, June 4, 2003, at 10:00 a.m., and at any adjournment or postponement thereof, with respect to the following matters set forth below. Any proxy may be revoked by a stockholder at any time before its exercise by delivery of written revocation or a subsequently dated proxy to the Clerk of the Company or by voting in person at the meeting. Attendance of the stockholder at the meeting or any adjournment or postponement thereof will not in and of itself constitute revocation of this proxy.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF
ANIKA THERAPEUTICS, INC.
Wednesday, June 4, 2003

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

Please detach and mail in the envelope provided.

The Board of Directors recommends a vote "FOR" the Election of Directors and "For" Proposal 2.
Please complete, sign, date and return promptly in the enclosed envelope. Please mark your vote in blue or black ink as shown here /x/

1.
ELECTION OF DIRECTORS: to serve as Class I Director for a term of three years.

  Nominees

1
— JOSEPH L. BOWER

2
— EUGENE A. DAVIDSON, PH.D.

/
/    FOR ALL NOMINEES

/
/    WITHHOLD AUTHORITY

    FOR ALL NOMINEES

  /
  /    FOR ALL EXCEPT

    (see instructions below)

(Instructions: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: •

2.
APPROVAL OF THE ANIKA THERAPEUTICS, INC. 2003 STOCK OPTION AND INCENTIVE PLAN AUTHORIZING THE ISSUANCE OF UP TO 1,500,000 SHARES OF COMMON STOCK.

/
/    FOR

/
/    AGAINST

/
/    ABSTAIN

3.
In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

  THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED IN FAVOR OF PROPOSAL 1 AND PROPOSAL 2.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. / /

Please check here if you plan to attend the meeting. / /

Signature of Stockholder ______________________ Date: _________________

Signature of Stockholder ______________________ Date: _________________

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

QuickLinks

PROPOSAL 1 ELECTION OF DIRECTORS
AUDIT COMMITTEE REPORT
Summary Compensation Table
OPTION GRANTS IN LAST FISCAL YEAR
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
Stock Performance Graph
PROPOSAL 2—APPROVAL OF THE 2003 STOCK OPTION AND INCENTIVE PLAN
Recommendation
Summary of the 2003 Stock Option Plan
Anika Therapeutics, Inc. 2003 Stock Option Plan
EQUITY COMPENSATION PLAN INFORMATION
INDEPENDENT AUDITORS
OTHER MATTERS
SOLICITATION EXPENSES
STOCKHOLDER PROPOSALS
ANIKA THERAPEUTICS, INC. 2003 STOCK OPTION AND INCENTIVE PLAN
ANIKA THERAPEUTICS, INC. ANNUAL MEETING OF STOCKHOLDERS Wednesday, June 4, 2003
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
(Continued and to be signed on the reverse side)
ANNUAL MEETING OF STOCKHOLDERS OF ANIKA THERAPEUTICS, INC. Wednesday, June 4, 2003